UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014 (December 15, 2014)

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)\

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2014, Inland American Real Estate Trust, Inc. (the “Company”) held its 2014 annual meeting of stockholders and held a stockholder vote on Proposals 1 and 2 as described in the Company’s proxy statement. A total of 861,824,767 shares of the Company’s common stock were outstanding and entitled to vote, and the number of shares present in person or by proxy was 522,296,024, representing approximately 60.6% of the outstanding stock entitled to vote.

The stockholders voted on Proposal 1, electing the seven nominees named below to serve as directors until the next annual meeting of stockholders or as otherwise provided in the Company’s governing documents. The final results of the election of directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
J. Michael Borden	348,788,207	17,326,324	156,181,493
Thomas F. Glavin	349,385,699	16,728,832	156,181,493
Brenda G. Gujral	348,675,152	17,439,379	156,181,493
Thomas F. Meagher	348,413,129	17,701,402	156,181,493
Robert D. Parks	349,132,399	16,982,132	156,181,493
Paula Saban	349,271,790	16,842,741	156,181,493
William J. Wierzbicki	349,142,873	16,971,658	156,181,493

In addition to electing directors, the stockholders voted on and approved Proposal 2, to ratify the audit committee’s selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The final results for the approval of Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
505,626,729	6,918,703	9,750,592	0

Item 7.01. Regulation FD Disclosure.

On December 17, 2014, the Company issued a press release announcing the results of its 2014 annual meeting of stockholders. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Inland American Real Estate Trust, Inc., dated December 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: December 17, 2014	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title:	Executive Vice President – Chief Financial Officer and Treasurer